DEED OF OFFICE LEASE

MADE AND EXECUTED this 27th day of February 1997, by and between The Air Force Association (hereinafter called "Landlord") and MultiMedia Access Corporation (hereinafter called "Tenant").

                                   WITNESSETH

         That in consideration of the mutual covenants, promises and agreements herein contained, the parties do hereby covenant, promise, and agree to and with each other as follows:

1. PREMISES. Landlord does hereby grant, demise and lease, and Tenant does hereby take and hire from Landlord, the Premises known as; Suite 160 containing approximately 613 square feet of rentable area, measured in accordance with the WDCAR method situated on the first floor of the Air Force Association Building, located at 1501 Lee Highway, Arlington, Virginia 22209 ("Building"). Said premises shall be completed in accordance with Exhibit "A" (Plans) utilizing Landlord's selection of building standard materials and finishes.

2. TERM AND POSSESSION. The term of this lease shall be three (3) years, commencing upon substantial completion of the tenant improvements estimated to be on the fifteenth day of March, 1997, and fully ending at Midnight on the fourteenth day of March, 2000. If possession is given to Tenant on any day other than the first day of the month, Tenant shall pay Landlord the pro rated rental for the balance of such calendar month, and the stated term above provided shall commence on the first day of the next calendar month.

         If delivery of possession of the premises shall be delayed beyond the date specified above for the commencement of the term of this lease, through no fault of the Landlord, Landlord shall not be liable to the Tenant for any damage resulting from such delay and the Tenant's obligation to pay rent shall be suspended and abated until possession of the premises is delivered. In the event of such a delay, it is understood and agreed that the commencement of the term of this lease shall also be postponed until delivery of possession and that the termination date of the term shall be correspondingly extended.

3. RENT. The basic annual rental for the demised premises for the first lease year shall be Eleven Thousand Thirty Four and 00/100 Dollars ($11,034.00), payable in equal monthly installments of Nine Hundred Nineteen and 50/100 Dollars ($919.50) on the first day of each calendar month, in advance, without demand and without any deduction or set off whatsoever to and at the office of Leggat McCall Properties Management of Metropolitan Washington, Inc., having an address of 2800 Shirlington Road, Suite 700, Arlington, Virginia 22206, or its successors or assigns. Any installment of rent which is not paid within ten (10) days after the due date shall be subject, at Landlord's option, to a late charge equal to five percent (5%) of the amount due, which shall be payable as additional rent.

4. INITIAL PAYMENT. Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum of One Thousand Eight Hundred Thirty Nine and 00/100 Dollars ($1,839.00), of which Nine Hundred Nineteen and 50/100 Dollars ($919.50) shall apply to the first month's rent, and Nine Hundred Nineteen and 50/100 Dollars ($919.50) shall apply to the Security Deposit under this Lease.

5. USE. The demised Premises shall be used for general office use and for no other purpose. Tenant shall not permit any business to be operated in or from the Demised Premises by any concessionaire or licensee without prior written consent of Landlord.

6. OPERATING EXPENSES/REAL ESTATE TAXES. Tenant shall pay its pro rata share of the increase in "Operating Expenses and Real Estate Taxes" (defmed below) during the terin of this lease as additional rental (hereinafter, "OE Rent").* OE Rent shall be determined in the following manner:

(a) The base year, for the purposes of this paragraph, is defined as the calendar year 1997.

(b) After the end of each calendar year, Landlord shall furnish Tenant with a statement setting forth the Operating Expenses and Real Estate Taxes for the preceding calendar year, and the Operating Expenses and Real Estate Taxes for the base year. Tenant shall receive an invoice showing its pro rata share of the Increase in Operating Expenses and Real Estate Taxes for the most recent calendar year over the base year, which amount shall be Tenant's OE Rent with respect to such year. Tenant shall pay the OE Rent to Landlord within ten (10) days from date of receipt of the invoice.

(c) In addition to paragraph (b) above, Landlord shall have the right to collect OE Rent in twelve (12) monthly installments over the course of each year, on the first (I st) day of each month. The monthly installments shall be in an amount reasonably estimated by Landlord to pay the OE Rent due for such year, taking into account payments previously made during such year. After the end of the calendar year, tenant shall receive a statement showing the actual Operating Expenses and real Estate Taxes for that year and the amount paid by Tenant by installments during such year. If Tenant's pro rata share of the actual increase is greater than the amount paid by Tenant by installments during such year , Tenant shall within ten (10) days of receipt of the statement remit the the excess to Landlord. If Tenant has paid during such year an amount greater than its share of actual Operating expense and Real Estate Taxes increases, Landlord shall credit such excess against the estimated operating expense adjustments

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next due.

(d) The adjustment described in paragraph (c) shall be made each ensuing year. Tenant shall continue to pay the estimated OE Rent each month until Landlord notifies Tenant of any change in the amount of the OE Rent.

(e) If the lease contains any period less than a full calendar year, then the amounts payable under either paragraph (b) or (c) shall be prorated for the

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period of time the lease is in effect.

(f) The Term "Operating Expenses and Real Estate Taxes" whether being used with respect to the base year or any subsequent calendar year, shall mean all those costs and expenses incurred during such calendar year in operating and maintaining (including cleaning, protecting, servicing and repairing) the building (including the premises) as detennined by Landlord on an accrual basis. Such costs and expenses shall include, but not be limited to, real estate taxes, utilities, trash removal, telephone service, insurance, security janitorial service and supplies, labor costs (including social security taxes, contributions and fringe benefits), charges under maintenance and service contracts, management fees, business taxes and licenses and all other costs and expenses of operating and maintaining the building (including the cost of any capital improvements which are made by Landlord for the purpose of reducing Operating Expenses and Real Estate Taxes, provided that the cost of each such capital improvement, together with any financing charges incurred in connection therewith, shall be amortized over the useful life thereof and only that portion attributable to such calendar year shall be included in Operating Expenses). Operating Expenses and Real Estate Taxes shall not include (i) payments of principal and interest on any mortgages, deeds of trust or other encumbrances upon the building, (ii) leasing commissions, and (iii) costs of preparing, improving or altering space for any new or renewal tenant.

g) The first payment of increases shall occur on the anniversary of the Commencement Date. All subsequent payment of increases shall occur at the beginning of the calendar year.

h) OE Rent is to be calculated on a basis reflecting operating expenses as if the building were ninety-five percent (95%) occupied each year.

i) Controllable Operating Expenses shall be defined as all Operating Expenses exclusive of all taxes, insurance and utilities.

OE Rent for Controllable Operating Expenses shall not increase more than five percent (5%) in any given year.

7. ANNUAL ESCALATION. Beginning at the commencement of the second (2nd) lease year, and annually thereafter, the base rental rate will be escalated by three percent (3%).

8. SERVICES. Landlord shall provide heating/air conditioning, elevator service and management Monday through Friday, 8 a.m. to 6 p.m., Federal Holidays excluded. After hours HVAC is currently available at a rate of $45.00 per hour, which may change from time to time. Full cleaning service is provided after hours. Access to the building, garage and elevator service is available twenty-four (24) hours per day, year round, barring any extraordinary and unforeseen circumstances, and excepting emergency situation. Landlord shall not be liable for any stoppage or interruption of any of said services caused by riots, strikes, labor disputes or unavoidable accidents, nor for the stoppage or interruption of any such services for the purpose of making needful repairs.

9. FIXTURES. Landlord shall have the right to approve the plans for the design of the interior of the demised Premises, which approval shall not be unreasonably withheld. After such approval is obtained, Tenant may install any furniture, fixtures and machinery necessary to conduct his business, and the same shall remain his property, provided they be removed before the expiration of the term. In the event any damage is done to said premises in said removal, Tenant will promptly reimburse Landlord for the cost of such repairs as are necessary to restore said premises to their original condition. Any furniture, fixtures and machinery not so removed before expiration of his term or any extension thereof shall be deemed to have been abandoned by Tenant and shall become Landlord's property. Landlord shall have a lien upon Tenant's property in the Demised Premises to secure Tenant's performance of its obligations. After Tenant is in possession, and Tenant makes changes to the premises, hen cost of restoring said premises to its original condition is the obligation of the Tenant.

10. REPAIRS. Tenant accepts the premises as being in a tenantable and good condition. Tenant shall take good care of the premises, and they shall not be altered, repaired or changed without written consent of Landlord. All alterations, additions and improvements made in and to the premises shall, unless otherwise provided by written agreement, be the property of Landlord, and shall remain upon and be surrendered with the premises. All damage or injury done to the premises by Tenant, or by any person who may be in or upon the premises with the consent of Tenant, shall be paid for by Tenant. Tenant shall, at the termination of this lease, surrender the premises to Landlord in as good

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condition as reasonable  and proper use thereof will permit.  Landlord  reserves the right to enter upon said premises at all reasonable times to make repairs that may be considered necessary for the preservation of said leased premises or the said building and for that purpose, to erect in or about said leased premises any necessary scaffolding or other temporary structures. Landlord shall not be liable to Tenant for any damage or inconvenience thereby suffered. Tenant may not change locks without Landlord's consent. No signs (temporary or otherwise) other than building standard signs may be installed on any exterior suite doors.

11.FIRE RISK. Tenant will not do , or permit anything to be done, in or upon the premises, or bring or keep, or permit anything to be brought or kept, into or on the premises, which shall increase the rate of fire insurance on the building of which the Demised Premises form a part, or on the property located therein, If by reason of Tenant's failure to comply with these terms, the fire insurance rate shall at any time be higher than it would be otherwise, Tenant shall reimburse Landlord for such increase and the amount thereof shall be deemed to be, and be paid as, additional rent.

12.ASSIGNMENT AND SUBLETTING. Tenant will not assign, transfer, mortgage or encumber this lease without obtaining the prior written consent of Landlord: nor shall any assignment or transfer of this lease be effectuated by operation of law or otherwise without the prior written consent of Landlord. Consent will not be unreasonably withheld excepting, however, Tenant will not assign this lease, sublet the premises, or permit occupancy or use of the premises or any part however, Tenant will not assign this lease, sublet the premises, or permit occupancy or use of the premises or any par thereof by another party or parties, without giving Landlord thirty (30) days written notice of Tenant's bona fide proposed assignment or proposed subletting of all or any part of the premises. Within thirty (30) days from receipt of said notice, Landlord shall have the right, at its option, either to i) recapture the Premises and release Tenant from its lease for such space or ii) allow tenant to sublet all or any part of the Premises. Landlord shall have the right to withhold consent if any prospective subtenant is not financially approved or whose business detracts from the character of the Building. In the event Landlord does not exercise either its right of recapture or its right to consent to the sublease of all or part of said Premises within thirty (30) days from receipt of said notice, Tenant may proceed with such assignment or subleasing. The consent by Landlord to any assignment, transfer or subletting to any party other than the Landlord, shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this lease, nor shall the collection or acceptance of rent from any such assignee, transferee, subtenant or occupant constitute a waiver of, or release of Tenant from, any covenant or obligation under this lease, nor shall the collection or acceptance of rent from any such assignee, transferee, subtenant or occupancy constitute a waiver of, or release of Tenant form, any covenant or obligation contained in this lease, nor shall such assignment of subletting be construed to relieve Tenant from giving Landlord said thirty (30) days notice or from obtaining the consent in writing of Landlord to any ftirther assignment of subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord.

13. REQUIREMENTS OF LAW. Tenant will, at its own cost, promptly comply with and carry out all orders, requirements or conditions now or hereafter imposed upon it by ordinances, laws, and/or regulations of the municipality or the county in which the Premises are located, whether required of Landlord or otherwise, in the conduct of Tenant's business; except that Landlord shall comply with any orders affecting structural walls and columns. Tenant will indemnify and save Landlord harmless from all penalties, claims or demands resulting from Tenant's failure or negligence in this respect.

14. SUBORDINATION. This lease, and Tenant's rights hereunder, shall be, at Landlord's option, subject and subordinate to the lien of any bona fide mortgages or deeds of trust that may now or at any time hereafter be placed against the Demised Premises by Landlord to secure money borrowed from any recognized financial institution. Tenant agrees, at any time hereafter, to execute any instruments, releases or other documents that may be required for this purpose, including but not limited to:

     (a) Offset Statement: Within ten (10) days after request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation of the Demised Premises and/or the land thereunder by Landlord an offset statement shall be required from Tenant; Tenant agrees to deliver, in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

     (b) Attornment Statement: Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the vent of exercise of the power of sale under any mortgage made by the Landlord covering the Demised Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this lease.

15. SIGNS. Any sign, lettering, picture, notice or advertisement installed within Tenant's premises and/or which is visible to the public shall be installed at Tenant's cost and in such a manner, character and style as Landlord

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may approve in writing.  In advertising or other publicity,  without  Landlord's prior written consent, Tenant shall not use the name nor pictures of the building except as the address of its business.

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16.  RECEIVERSHIP.  In the event Tenant shall be  adjudicated  a bankrupt,  or a receiver or trustee of his property and assets be appointed after Tenant has exhausted his legal remedies in opposing such receivership, or if Tenant shall make an assignment or other conveyance for the benefit of his creditors, or if Tenant shall voluntarily file Petition of Bankruptcy in any Federal or State proceeding, or if Tenant shall suffer or permit a final judgment or decree for the payment of money to be entered against him and execution to issue thereon and be levied upon his interest in this Lease, and such execution and levy be not dismissed within ten (10) days after the date of such execution and levy. Upon the happening of any such event, the term hereby demised shall, at Landlord's option, cease and terminate.

17.  CASUALTY  DAMAGE AND  DESTRUCTION.  Tenant shall give  immediate  notice to
Landlord in case of fire or acts of God in the Demised Premises or in the building of which they are a part, or of defects therein, or in any fixtures or equipment. If the premises shall be partially damaged by fire or acts of God, and Tenant can reasonably carry on its business in said premises, the same shall be repaired or restored by Landlord, at his expense, as speedily as practicable, due allowance being made for the time taken for the settlement of insurance claims. Until the repairs shall be made, the minimum rental shall be reduced in proportion to the portion of the premises that is unusable. In the event of destruction (meaning damage to the extent of seventy-five percent (75%) or more of its usefulness) of said premises by fire or other cause insured against, Landlord shall have the option to restore the same promptly in accordance with the provisions hereof, or to cancel and terminate this Lease upon notice to Tenant at any time within thirty (30) days after the date of such destruction.

18. DEFAULT. If Tenant shall fail to make any rental payment as aforesaid, or shall vacate or abandon the Demised Premises during the term hereof, or fail to take possession and operate its business, or break or violate any of the within covenants, conditions, agreements or rules and regulations, and if such breach be not corrected within ten (10) days after notice by Landlord to Tenant of such breach, then and in any of the said events , the whole sum to be paid as rental throughout the entire term, of this Lease may, at the option of the Landlord become immediately due and payable, and this Lease and all things herein contained shall, at Landlord's option, cease and determine and shall operate as a Notice to Quit, any other Notice to Quit being hereby expressly waived. Landlord shall have the right, at its option, to take possession of the Demised Premises and let the same as agent of Tenant and at Tenant's risk and Tenant's default. No re-entry by Landlord shall relieve Tenant from liability for the difference between the rent herein reserved and the net rent actually received by Landlord during the term remaining after such default occurs, or from any other obligation of Tenant under the terms hereof. Nothing in this paragraph shall deem to waive any other right or remedy of the Landlord. Tenant shall reimburse Landlord's legal fees. If Tenant shall fail to make any rental payments as aforesaid, or shall vacate or abandon the demised Premises during the term hereof, or fail to take possession within twenty (20) days of the Commencement Date and operate its business, or break or violate any of the within covenants, conditions, agreements or rules or regulations, and if such breach be not corrected within thirty (30) days after notice by Landlord to Tenant of such breach, excepting any monetary defaults, then and in any of the said events, the whole sum to be paid as rental throughout the entire term of this lease, may, at the option of the Landlord become immediately due and payable, and this Lease and all things herein contained shall, at Landlord's option, cease and determine and shall operate as a Notice to Quit, any other Notice to Quit being hereby expressly waived. Landlord shall have the right, at its option, to take possession of the Demised Premises and let the same as Agent of Tenant and at Tenant's risk and Tenant's default. No re-entry by Landlord shall relieve Tenant from liability for the difference between the rent herein reserved and the net rent actually received by Landlord during the term remaining after such default occurs or from any other obligation of Tenant under the terms hereof. Nothing in this paragraph shall deem to waive any other right or remedy of the landlord. Tenant shall reimburse Landlord's reasonable legal fees. Notwithstanding anything in this section to the contrary, Tenant shall have thirty (30) days to cure any non-monetary defaults and ten (10) days to cure any monetary defaults.

19. TENANT'S PROPERTY. All property in said premises shall be and remain at Tenant's sole risk. Landlord shall not be liable for loss or damage to property of Tenant or others arising from theft, fire, explosion, bursting, overflowing, or leaking of the roof or of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires or fixtures, or from any other cause whatsoever, unless such damage shall be caused by the willful act, or gross neglect of Landlord to make such repairs as are required herein.

20. CONDEMNATION. If the Demised Premises or any part thereof shall be taken pursuant to the power of eminent domain, Tenant hereby assigns to Landlord any rights which Tenant may have to any portion of any award made as a result of such taking. If the whole of the demised Premises shall be acquired, or in the event of a partial taking which shall render the Demised Premises unsuitable for Tenant's business, then the term of this Lease shall cease and terminate as of the date the public authority assumes possession thereof, provided, however, that if such taking is for a temporary period but not exceeding eighteen (18) months, neither party may terminate this lease, but all rent shall abate during such period. Tenant shall have no claim against Landlord nor the condemning authority for the value of any unexpired term of this Lease.

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In the event of a partial taking or condemnation  which is not extensive  enough to render the Demised Premises unsuitable for Tenant's business, then Landlord shall promptly restore the demised Premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this Lease shall continue in full force and effect, providing, however, that the minimum rent and all additional rent shall be reduced by proportion which the amount of Demised Premises taken bears to the initial Floor Area of the Demised Premises.

21. NUISANCES. Tenant shall not permit any objectionable noise or offensive odors or sounds to be emitted from the premises, nor do or permit anything tending to create a nuisance or to disturb any occupants of neighboring premises, nor do anything tending to injure the reputation of the Building. Tenant shall not conduct nor allow upon the premises any activities which are contrary to law.

22. RULES AND REGULATIONS. The rules and regulations appended to this Lease as Exhibit C are hereby made a part of this Lease, and Tenant agrees to comply with and observe the same. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the same manner as if the same were contained herein as covenants. Landlord reserves the right from time to time to amend or supplement said rules and regulations and to adopt additional rules and regulations applicable to the Demised Premises. Notice of such additional rules and regulations, and amendments and supplements, if any, shall be given to Tenant, and Tenant agrees to comply with and observe all such rules and regulations and amendments thereto and supplements thereof.

23. HOLDOVER. Should Tenant remain in possession of the premises after the expiration of this Lease, Tenant shall be deemed to be a Tenant from month-to-month, but subject to all of the terms, conditions, and oblations hereof insofar as the same may be applicable to a month-to-month tenancy, and shall pay rental for each such monthly period a sum equal to one hundred fifty percent (150%) of the last monthly rental.

24. INTERPRETATION. In the event any covenant or condition herein contained is held to be invalid or void by any court of competent jurisdiction, the validity of any such covenant or condition shall in no way affect any other covenant or condition herein contained. Time and each of its terms, covenants and conditions are hereby declared to be the essence of this contract.

25. NOTICES. Any notices required or given hereunder by Landlord shall be deemed to have been given if sent by registered or certified mail to Tenant, addressed to the premises. Any notices required or given hereunder by Tenant to Landlord shall be deemed to have been given if sent by registered or certified mail to Landlord's rental agent.

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26. BINDING EFFECT. The terms,  conditions and agreements herein contained shall be kept and performed by the respective parties hereto and will be binding upon them and each of their successors and assigns, and no waiver of any breach of any agreement, condition or covenant herein contained shall be construed to be a waiver of the said condition, covenant or agreement itself, or of subsequent breach thereof, or of this agreement.

27. ADDITIONAL RENT. Tenant shall pay as additional rent all sums of money or charges required to be paid by Tenant under this Lease, whether or not the same shall be designated "additional rent" and all remedies applicable to the nonpayment of rent shall be applicable thereto. Any additional rent that relates to any delayed performance, any nonperformance, or any default by Tenant, or any act or omission which would, together with notice or lapse of time or both, constitute a default be Tenant, shall be deemed payable on the first day of the month next following such occurrence:

28. ATTORNEYS FEES. In the event it becomes necessary for Landlord to obtain the services of an attorney and take legal action against Tenant in connection with the breach of conditions herein set forth on the part of Tenant, Tenant covenants and agrees that in addition to all other relief allowed by law that Tenant will pay reasonable attorney's fees plus the clerk's fees, the marshal's fees, and any and all additional costs that may be incurred in the event that legal action becomes necessary.

29. ACCESS BY LANDLORD. Landlord or Landlord's agents shall have the right to enter the Demised Premises during normal business hours to examine the same, and to show them to prospective purchasers or tenants of the building, and to make such repairs, alterations, improvements, or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no way abate while said repairs, alterations, improvements or additions are being made by reason of loss or interruption of business of Tenant, or otherwise. If Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord of Landlord's agents may enter the same by a master key.

30. FORCE MAJEURE. In the event that either party hereto shall be delayed, or hindered in, or prevented from, the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure material, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in the performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for a period equivalent to the period of such delay. The provisions of this Section shall not operate to excuse Tenant from prompt payment of rent, additional rent, or other payment required by the terms of this Lease.

31. QUIET ENJOYMENT. Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Demised Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease.

32. ENTIRE AGREEMENT. This Lease and the Exhibits, and Additional Provisions, if any attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

33. NO PARTNERSHIP. Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Tenant.

34. DEFINITION OF PRO RATA. Tenant's pro rata share shall be calculated upon the number of rentable square feet within the building in which the Demised Premises are located. TENANT'S PRO RATA SHARE OF OPERATING EXPENSES AND REAL ESTATE TAXES IS 0.95% BASED UPON THE BUILDING'S TOTAL RENTABLE AREA OF 64,241 SQUARE FEET.

35. CAPTIONS. The captions and section numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope of intent of such sections in this Lease or in any way affect this Lease.

36. TOXIC SUBSTANCES. To the best of Landlord's knowledge, neither Landlord nor any preceding owners of the property have used the property or any portion thereof for the production, disposal or storage of any hazardous waste or any toxic substances, and Landlord is not aware of any such prior use or of any proceeding or inquiry by a governmental authority with respect to the presence of such waste or substance on the property or the movement thereof from or to adjoining property. To the best of Landlord's knowledge, there is no asbestos in the Building.

37. INSURANCE.

Insurance to be Maintained by Tenant. Tenant, at Tenant's own cost and expense, will provide and keep in full force and effect during the term of this Lease, public liability insurance with limits of not less than Two Million Dollars ($2,000,000) covering injuries to persons, including death, and loss or damage to real and personal property. Such insurance may be provided under Tenant's blanket comprehensive liability insurance policy. During the term of this Lease, Landlord shall be named as an additional insured under such insurance. A certificate evidencing such insurance coverage shall be delivered to Landlord not less than fifteen (15) days prior to the commencement of the Term hereof or the date when Tenant shall enter into possession, whichever occurs later. Such certificate of insurance will provide for thirty (30) days advance notice in the event of cancellation.

     INSURANCE TO BE MAINTAINED BY LANDLORD. Landlord shall carry comprehensive property damage insurance for the Building.

     WAIVER OF SUBROGATION. Any insurance carried by Tenant with respect to the Premises shall include a clause or endorsement denying to the insurer rights of subrogation against Landlord to the extent rights have been waived by Tenant prior to occurrence of injury or loss.

     38. WAIVER OF JURY TRIAL. Landlord and Tenant by this Section waive trail by jury in any action, proceeding or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any other claims (including without limitation claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

     IN WITNESS WHEREOF, the parties have signed these presents and affixed their seals the day and year indicated below.



WITNESS:                          TENANT: MULTIMEDIA ACCESS CORPORATION
-----------------------------
                                  By: /s/ Glenn A. Norem, CEO
                                  --------------------------------------------
                                  Printed Name and Title
-----------------------------
                                  /s/ Glenn A. Norem                     (SEAL)
                                  --------------------------------------------
                                  Signature
                                  Date Signed 27 Feb 97
                                  --------------------------------------------
WITNESS:                          LANDLORD: THE AIR FORCE ASSOCIATION
                                  By Leggat McCall Properties Management, Agent
-----------------------------
                                  By: /s/ John A. Shaud, Exec. Dir.
                                  --------------------------------------------
                                  Printed Name and Title
-----------------------------
                                  /s/ John A. Shaud                      (SEAL)
                                  --------------------------------------------
                                  Signature
                                  Date Signed 24 Mar 97
                                  --------------------------------------------

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